=============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              _________________

                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 31, 2000



                       COMPUTER SCIENCES CORPORATION
            (Exact name of Registrant as specified in its charter)



NEVADA                              1-4850                        95-2043126
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
of Incorporation)                File Number)            Identification No.)



2100 East Grand Avenue
El Segundo, California                                                 90245
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code  (310) 615-0311



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

=============================================================================

Item 5.  Other Events.

     On November 16, 1999, the Registrant acquired Nichols Research Corporation ("Nichols") in a transaction accounted for as a pooling of interests. On March 31, 2000, the Registrant released the following restated revenues by market sector, including Nichols on a pooling of interests basis, for the fiscal year ended April 2, 1999 and each of the quarters in such fiscal year, and for the first three quarters of the fiscal year ending March 31, 2000:

                        COMPUTER SCIENCES CORPORATION
                    REVENUES BY MARKET SECTOR (unaudited)
FOR THE FOUR QUARTERS AND YEAR ENDED APRIL 2, 1999
                            (Dollars in millions)
                                                                     Fiscal
                                         Quarter Ended                Year
                            --------------------------------------   Ended
                             July 3,   Oct. 2,   Jan. 1,  April 2,  April 2,
                              1998      1998      1999      1999      1999
                            --------  --------  --------  --------  --------
Global commercial:
  U.S. commercial           $  741.4  $  767.7  $  817.5  $  913.2  $3,239.8
  Europe                       488.9     542.6     608.5     610.1   2,250.1
  Other International          103.6     119.8     120.5     172.2     516.1
                            --------  --------  --------  --------  --------
          Total              1,333.9   1,430.1   1,546.5   1,695.5   6,006.0
                            --------  --------  --------  --------  --------

U.S. federal government:
  Department of Defense        358.6     344.6     331.5     386.9   1,421.6
  Civil agencies               162.8     171.7     176.7     172.6     683.8
                            --------  --------  --------  --------  --------
          Total                521.4     516.3     508.2     559.5   2,105.4
                            --------  --------  --------  --------  --------
Total revenues              $1,855.3  $1,946.4  $2,054.7  $2,255.0  $8,111.4
                            ========  ========  ========  ========  ========

                                               % of Total
                            ------------------------------------------------
Global commercial:
  U.S. commercial              40%       39%       40%       40%       40%
  Europe                       26        28        29        27        28
  Other International           6         6         6         8         6
                            --------  --------  --------  --------  --------
          Total                72        73        75        75        74
                            --------  --------  --------  --------  --------

U.S. federal government:
  Department of Defense        19        18        16        17        18
  Civil agencies                9         9         9         8         8
                            --------  --------  --------  --------  --------
          Total                28        27        25        25        26
                            --------  --------  --------  --------  --------
Total revenues                100%      100%      100%      100%      100%
                            ========  ========  ========  ========  ========

                        COMPUTER SCIENCES CORPORATION
                    REVENUES BY MARKET SECTOR (unaudited)
               FOR THE THREE QUARTERS ENDED DECEMBER 31, 1999
                            (Dollars in millions)
                                       Quarter Ended
                             ---------------------------------
                               July 2,     Oct. 1,    Dec. 31,
                                1999        1999        1999
                              --------    --------    --------
Global commercial:
  U.S. commercial             $  873.0    $  890.1    $  904.6
  Europe                         569.3       621.5       654.3
  Other International            207.5       195.4       257.4
                              --------    --------    --------
          Total                1,649.8     1,707.0     1,816.3
                              --------    --------    --------

U.S. federal government:
  Department of Defense          374.0       340.5       340.7
  Civil agencies                 179.6       184.5       203.1
                              --------    --------    --------
          Total                  553.6       525.0       543.8
                              --------    --------    --------
Total revenues                $2,203.4    $2,232.0    $2,360.1
                              ========    ========    ========

                                         % of Total
                              --------------------------------
Global commercial:
  U.S. commercial                40%         40%         38%
  Europe                         26          28          28
  Other International             9           9          11
                              --------    --------    --------
          Total                  75          77          77
                              --------    --------    --------

U.S. federal government:
  Department of Defense          17          15          14
  Civil agencies                  8           8           9
                              --------    --------    --------
          Total                  25          23          23
                              --------    --------    --------
Total revenues                  100%        100%        100%
                              ========    ========    ========


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

                       COMPUTER SCIENCES CORPORATION
                   NOTES TO REVENUES BY MARKET SECTOR (unaudited)


a) These revenues by market sector have been restated to reflect the November 16, 1999 merger with Nichols Research Corporation (Nichols), which was accounted for as a pooling of interests. The restatement includes revenues for Nichols' fiscal 1999, which ended August 31, and revenues for Computer Sciences Corporation's (CSC's) fiscal 1999, which ended April 2. Therefore, the restated fiscal 1999 data reflect revenues for Nichols' four quarters and fiscal year ended August 31, 1999. The restated fiscal 2000 data reflect Nichols' revenues based on CSC's fiscal periods.




































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



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                     COMPUTER SCIENCES CORPORATION


Dated:  March 31, 2000               By /s/ Bryan Brady
                                        -------------------------------
                                         Bryan Brady
                                         Vice President and Controller
                                         Chief Accounting Officer

























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